UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2022

CC NEUBERGER PRINCIPAL HOLDINGS I

(now known as E2open Parent Holdings, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Item 8.01 Other Events.

On February 4, 2021 (Closing Date), CC Neuberger Principal Holdings I (CCNB1) and E2open Holdings, LLC and its operating subsidiaries (E2open Holdings) completed a business combination (Business Combination) contemplated by the definitive Business Combination Agreement entered into on October 14, 2020 (Business Combination Agreement). In connection with the finalization of the Business Combination, CCNB1 changed its name to “E2open Parent Holdings, Inc.” and changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (Domestication).

Following the Business Combination, the combined company is organized in an “Up-C” structure, in which all of the assets and operations of E2open Parent Holdings, Inc. (the Company) are held by E2open Holdings. The Business Combination was accounted for as a business combination in accordance with Accounting Standards Codification Topic 805, Business Combinations with CCNB1 considered the accounting acquirer of E2open Holdings. Accordingly, the net assets of E2open Holdings were adjusted to fair value on the Closing Date with a blackline distinguishing the predecessor (E2open Holdings) and successor (Company) periods. The combined company’s business continues to operate through the subsidiaries of E2open Holdings, and the Company’s sole direct asset is the equity interests that it holds in E2open Holdings.

Under Rules 3-01 and 3-02 of Regulation S-X, both the historical registrant (i.e., CCNB1) and the predecessor in the context of a registration statement when there has been a forward acquisition would have to have audited financial statements that cover the most recent fiscal year through the forward acquisition date, or Closing Date, for inclusion in any registration statements and any other filings that require audited financial statements of CCNB1 for such period.

The financial statements of CCNB1 have been filed with the U.S. Securities and Exchange Commission (SEC) from January 14, 2020 (inception) through December 31, 2020. The financial statements of E2open Holdings have been filed as the predecessor financial statements through February 3, 2021. The combined company financial statements have been filed with the SEC subsequent to the Business Combination.

To meet the requirements Rules 3-01 and 3-02 of Regulation S-X, the audited financial statements of CCNB1 from January 1, 2021 through February 3, 2021 are filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Description
99.1*	—	Audited Financial Statements of CC Neuberger Principal Holdings I as of and for the period ended February 3, 2021
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

* Filed herewith

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: April 29, 2022	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel